Exhibit 10.17

April 28, 2022

Quantum FinTech Acquisition Corporation

4221 W. Boy Scout Blvd.

Suite 300

Tampa, FL 33607

TradeStation Group, Inc.

8050 S.W. 10th Street, Suite 4000

Plantation, Florida 33324

Attention: John Bartleman; Marc Stone
E-mail: Jbartleman@TradeStation.com; Mstone@TradeStation.com

Re:	Private Placement Warrants

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in accordance with that certain Second Amendment to the Agreement and Plan of Merger, dated as [ __ ], 2022 (the “Second Amendment”), which amends and supplements that certain Agreement and Plan of Merger, dated as of November 4, 2021 (as amended by that First Amendment dated as of December 17, 2021) (collectively, the “Merger Agreement”), by and among Quantum FinTech Acquisition Corporation, a Delaware corporation (“Quantum”), TradeStation Group, Inc., a Florida corporation (the “Company”), and TSG Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”). Article III of this Letter Agreement shall also serve to amend Section 1.6 of that certain Sponsor Support Agreement dated as of November 4, 2021, by and among Quantum Ventures LLC, a Delaware limited liability company (the “Sponsor Holdco”), Chardan Quantum LLC (“Chardan”), Quantum, the Company and certain other parties (the “Sponsor Support Agreement”), it being understood that all other terms of the Sponsor Support Agreement shall remain unchanged and continue in full force and effect. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

In order to induce the Company, Quantum and Merger Sub to enter into the Second Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sponsor Holdco and Chardan each agree, as follows:

ARTICLE I

Sponsor Holdco Acknowledgement and Forfeiture.

Section 1.1         Sponsor Holdco hereby acknowledges that it is the record and beneficial owner of 4,922,500 Private Warrants (the “Sponsor Holdco Warrants”) and that by virtue of the Merger Agreement and the anti-dilution adjustment mechanics of such Sponsor Holdco Warrants (the collectively, the “Warrant Adjustment Provisions”), at the Effective Time, each such Sponsor Holdco Warrant will become a warrant (a “Company Warrant”) exercisable for a number of shares of Company Common Stock equal to the lesser of (i) 1.3727 and (ii) (A) the sum of (1) the Post-Redemption Quantum Public Share Number plus (2) 750,000 divided by (B) the Post-Redemption Quantum Public Share Number (the “Exercisable Share Number”).

Exhibit A

Section 1.2          In consideration for the Company’s, Quantum’s and Merger Sub’s entry into the Amendment, Sponsor Holdco desires to waive and forgo any excess economic effects of the Warrant Adjustment Provisions that arise solely in connection with the consummation of the transactions contemplated by the Merger Agreement and hereby acknowledges and agrees that, immediately prior to the Effective Time, Sponsor Holdco will automatically be deemed to irrevocably transfer without further consideration to Quantum, and surrender and forfeit for no additional consideration, a number of Sponsor Holdco Warrants equal to (i) (A) the difference between (1) Exercisable Share Number minus (2) one (1), multiplied by (B) 4,922,500, divided by (ii) the Exercisable Share Number, rounded down to the nearest whole warrant. For the avoidance of doubt, the calculation in this Section 1.2 shall in all cases be computed such that, following the surrender and forfeiture contemplated herein, Sponsor Holdco shall have a number of Sponsor Holdco Warrants that when exercised in full are exercisable for 4,922,500 shares of Company Common Stock.

ARTICLE II

CHARDAN Acknowledgement and Forfeiture.

Section 2.1          Chardan hereby acknowledges that it is the record and beneficial owner of 1,230,625 Private Warrants (the “Chardan Warrants”) and that by virtue of the Warrant Adjustment Provisions, at the Effective Time, each such Chardan Warrant will become a Company Warrant exercisable for the number of shares of Company Common Stock equal to the Exercisable Share Number.

Section 2.2          In consideration for the Company’s, Quantum’s and Merger Sub’s entry into the Amendment, Chardan desires to waive and forgo any excess economic effects of the Warrant Adjustment Provisions that arise solely in connection with the consummation of the transactions contemplated by the Merger Agreement and hereby acknowledges and agrees that, immediately prior to the Effective Time, Chardan will automatically be deemed to irrevocably transfer without further consideration to Quantum, and surrender and forfeit for no additional consideration, a number of Chardan Warrants equal to (i) (A) the difference between (1) Exercisable Share Number minus (2) one (1), multiplied by (B) 1,230,625, divided by (ii) the Exercisable Share Number, rounded down to the nearest whole warrant. For the avoidance of doubt, the calculation in this Section 2.2 shall in all cases be computed such that, following the surrender and forfeiture contemplated herein, Chardan shall have a number of Chardan Warrants that when exercised in full are exercisable for 1,230,625 shares of Company Common Stock.

ARTICLE III

AMENDMENT TO SPONSOR SUPPORT AGREEMENT.

Section 1.06 of the Sponsor Support Agreement is hereby amended and restated in its entirety as follows:

“Section 1.6 Forfeiture. Sponsor Holdco and Chardan hereby acknowledges and agrees that, immediately prior to the Effective Time, they shall automatically be deemed to irrevocably transfer without further consideration to the Company, and surrender and forfeit for no consideration, a total of 1,460,554 shares of Quantum Common Stock (collectively, the “Forfeited Stock”) and that from and after such time the Forfeited Stock shall be deemed to be cancelled and no longer outstanding.”

ARTICLE IV

Miscellaneous.

The provisions of Article III of the Sponsor Support Agreement shall apply mutatis mutandis to this Agreement.

[Signature Page Follows.]

Sincerely,

QUANTUM VENTURES LLC

By:
	Name:	John M. Schaible
	Title:	Chief Executive Officer

CHARDAN QUANTUM LLC

By:
	Name:	Jonas Grossman
	Title:	Managing Member

Exhibit A

Agree to and Acknowledged:

TRADESTATION GROUP, INC.

By:
Name:
Title:

MONEX GROUP, INC.

By:
Name:
Title:

QUANTUM FINTECH ACQUISITION CORPORATION

By:
Name:
Title:

Exhibit A